                                                                    EXHIBIT 99.1

                                  NEWS RELEASE

                                          (FIRSTCITY FINANCIAL CORPORATION LOGO)
contact: Suzy W. Taylor
         (866) 652-1810

            FIRSTCITY FINANCIAL ANNOUNCES THIRD QUARTER 2003 RESULTS

         WACO, TEXAS NOVEMBER 12, 2003... FirstCity Financial Corporation (NASDAQ FCFC) today announced net earnings to common stockholders for the quarter ended September 30, 2003, of $1,840,000 or $.16 per share on a diluted basis.

Components of the profits for the third quarter and nine months ended September 30, 2003 and 2002 are detailed below:

                                                                     (UNAUDITED)
                                                       QUARTER ENDED              NINE MONTHS ENDED
  ($ THOUSANDS)                                         SEPTEMBER 30,               SEPTEMBER 30,
                                                    ---------------------       ---------------------
                                                      2003          2002          2003          2002
                                                    -------       -------       -------       -------
Portfolio Acquisition and Resolution                $ 3,005       $   849       $ 9,418       $ 9,350
Consumer                                              1,491           280         4,118          (406)
Corporate interest                                   (1,269)         (939)       (3,629)       (2,608)
Corporate overhead                                   (1,387)       (1,327)       (3,849)       (4,105)
                                                    -------       -------       -------       -------
Earnings (loss) from continuing operations            1,840        (1,137)        6,058         2,231
                                                    -------       -------       -------       -------
Loss from discontinued operations                      --          (5,700)         (420)       (7,700)
Accrued preferred dividends                            --            (642)         (133)       (1,926)

                                                    -------       -------       -------       -------
Net earnings (loss) to common stockholders          $ 1,840       $(7,479)      $ 5,505       $(7,395)
                                                    =======       =======       =======       =======

PORTFOLIO ASSET ACQUISITION

Operating contribution from the Portfolio Asset Acquisition business for the quarter of $3.0 million includes foreign currency losses in Mexico ($1.0 million), and foreign currency gains related to cash collections of certain Euro investments ($.4 million). Quarterly results have been, and continue to be impacted by fluctuations in foreign currencies. The following table details these impacts on corporate earnings:

..

                                                                     FIRST            SECOND           THIRD            YEAR TO
                                                                    QUARTER           QUARTER         QUARTER             DATE
ILLUSTRATION OF THE EFFECTS OF CURRENCY FLUCTUATIONS DURING 2003     2003               2003            2003              2003
                                                                    -------           -------         --------          -------
Net earnings (loss) to Common Shareholders as reported              $   (85)          $ 3,750          $ 1,840           $ 5,505
Mexican Peso gains (losses)                                          (1,623)            1,110           (1,040)           (1,553)
Euro gains                                                              247               143              415               805
                                                                    -------           -------          -------           -------

Peso exchange rate at valuation date                                  11.03             10.41            10.93
Euro exchange rate at valuation date                                   0.93              0.87             0.86

The company continues to monitor the foreign currency exposure on a daily basis and evaluate the advisability of hedging these investments through analysis of currency forecasts, the cost of hedging those investments and the available liquidity to do so.

Profit contribution of this business was comprised of $7.9 million in revenues, net of $4.8 million of expenses. The major components of revenue for the quarter include equity earnings in Acquisition Partnerships of $3.2 million, servicing fees of $3.6 million, and interest income of $.6 million. The business segment generated 52% of the revenues from domestic investments, 24% from investments in Mexico and 24% from investments in Europe.

                                     (more)

                                      (2)

Acquisitions were strong during the third quarter totaling $39.3 million in the Acquisition Partnerships. Purchases were comprised of four domestic portfolios. The company invested $3.9 million in these portfolios, increasing 2003 invested equity to $15.3 million. The company continues to see many opportunities to invest in portfolios both domestically and in Europe. The company anticipates that it will experience an increase in acquisitions in the fourth quarter. The known opportunities to bid approximate $400 million of product.

31% INTEREST IN DRIVE FINANCIAL

FirstCity owns a 31% interest in Drive Financial Services L.P., a subprime auto lending company. Drive originated $129 million of receivables during the quarter. Defaults and losses were 22.01% and 11.47%, respectively, at the end of the quarter compared to 18.73% and 9.30%, respectively, for the same period last year. These statistics reflect continued weakness in the economy and the resulting impact on used car prices. Delinquencies were 5.92% for the quarter, down from 7.53% for the same period last year.

During the quarter Drive took a $3.9 million provision on residual assets. This provision was related to higher losses and delinquencies as a result of market and general economic conditions and are more prevalent in pools of loans originated prior to September 2001. Recent market conditions do indicate initial signs of improvement but Drive Management continues to monitor trends in cash flow and performance to determine the impact upon the need for additional provisions. Net income from Drive continues to grow as originations and the volume of portfolio assets grow over time. The company expects that this positive trend will continue. The following table details this trend:

                                                                    INCOME (LOSS)
                                                                      BEFORE          PROVISIONS
                                                          TOTAL      PROVISIONS       ON RESIDUAL  NET INCOME         FIRSTCITY'S
$ IN THOUSANDS          ORIGINATIONS   LOAN INVENTORY     ASSETS  ON RESIDUAL ASSETS     ASSETS      (LOSS)            31% SHARE
--------------          ------------   --------------    -------  ------------------  -----------  ----------         -----------
   2003
3rd Quarter                $128,688       $577,974       $700,760       $  9,132        $ (3,904)       $  5,228        $  1,621
2nd Quarter                 127,706        511,212        619,269          8,251          (1,240)          7,011           2,173
1st Quarter                 126,118        443,099        551,412          3,707          (1,217)          2,490             689
   2002
4th  Quarter                101,102        368,379        472,553          3,207          (3,303)            (96)            (29)
3rd  Quarter                100,430        310,540        416,295          1,025            (112)            913             282
2nd Quarter                 100,780        238,096        341,882          1,281            --             1,281             398
1st  Quarter                113,401        159,052        254,647         (3,470)           --            (3,470)         (1,076)


Note: As of September 30, 2003 Drive holds on its balance sheet residual interests with a book value of $37.4 million compared with $68.6 as of September 30, 2002.

DISCONTINUED OPERATIONS

The anticipated net realizable value of the Company's investment in discontinued operations decreased to $6.3 million at September 30, 2003, down from $7.7 million at June 30, 2003 as a result of the collection of $1.4 million in cash flow received from the Company's residual interest in the FC Capital 1998-1 securitization trust. The $6.3 million valuation is net of reserves of $.2 million.

CONFERENCE CALL

         FirstCity will host a conference call to discuss the quarterly results today, Wednesday, November 12, 2003 at 9:00 a.m., CST. James T. Sartain, FirstCity's President and Chief Executive Officer will lead the call. To participate, dial 1-800-569-0398 and specify conference I.D. number 317333. Please dial in five minutes prior to the call. If you are unable to listen to the live conference call, a replay will be available by dialing 1-800-615-3210. The pass code for the replay is 317333. The replay will be available through Wednesday, November 26, 2003.







                                     (more)

                                       (3)

FORWARD LOOKING STATEMENTS

Certain statements in this press release, which are not historical in fact, including, but not limited to, statements relating to future performance, may be deemed to be forward-looking statements under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, performance or achievements, and may contain the words "expect", "intend", "plan", "estimate", "believe", "will be", "will continue", "will likely result", and similar expressions. Such statements inherently are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those projected. There are many important factors that could cause FirstCity's actual results to differ materially.

These factors include, but are not limited to, the performance of FirstCity's subsidiaries and affiliates, availability of portfolio assets, assumptions portfolio asset performance, risks associated with foreign operations, currency exchange rate fluctuations, interest rate risk; the degree to which FirstCity is leveraged, FirstCity's continued need for financing, availability of FirstCity's credit facilities, the impact of certain covenants in loan agreements of FirstCity and its subsidiaries, risks of declining value of loans, collateral or assets, the ability of FirstCity to utilize net operating loss carryforwards, uncertainties of any litigation arising from discontinued operations, general economic conditions, foreign social and economic conditions, changes (legislative and otherwise) in the asset securitization industry; fluctuation in residential and commercial real estate values, capital markets conditions, including the markets for asset-backed securities; factors more fully discussed and identified under Item 7, "Management's Discussion and Analysis of Financial Condition and Results of Operations," risk factors and other risks identified in FirstCity's Annual Report on Form 10-K, filed with the SEC on April 15, 2003, as well as in FirstCity's other filings with the SEC.

Many of these factors are beyond FirstCity's control. In addition, it should be noted that past financial and operational performance of FirstCity is not necessarily indicative of future financial and operational performance. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements.

The forward-looking statements in this release speak only as of the date of this release. FirstCity expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in FirstCity's expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

FirstCity is a diversified financial services company with operations dedicated to portfolio asset acquisition and resolution and consumer lending with offices in the U.S. and with affiliate organizations in France and Mexico. Its common
(FCFC) and preferred (FCFCO) stocks are listed on the NASDAQ National Market System.


                                 (tables follow)

                         FIRSTCITY FINANCIAL CORPORATION
                              Summary of Operations
                      (In thousands, except per share data)
                                   (Unaudited)



                                                                            THREE MONTHS ENDED            NINE MONTHS ENDED
                                                                                 SEPTEMBER 30,               SEPTEMBER 30,
                                                                           ----------------------      ----------------------
                                                                             2003          2002          2003          2002
                                                                           --------      --------      --------      --------
Revenues:
         Servicing fees from affiliates                                    $  3,574      $  3,263      $ 11,167      $  9,655
         Gain on resolution of Portfolio Assets                                 112           225         1,079           925
         Equity in earnings of investments                                    5,187         1,277        14,211         6,691
         Interest income from affiliates                                        501           962         2,327         3,063
         Interest income - other                                                 98           280           443           841
         Gain on sale of interest in equity investments                        --            --            --           1,779
         Other income                                                           545           534         1,161         1,710
                                                                           --------      --------      --------      --------
                Total revenues                                               10,017         6,541        30,388        24,664
Expenses:
         Interest and fees on notes payable to affiliates                     1,855         1,503         5,550         4,439
         Interest and fees on notes payable - other                              20            64           134           301
         Interest on shares subject to mandatory redemption                      66          --              66          --
         Salaries and benefits                                                3,823         3,545        11,417         9,705
         Provision for loan and impairment losses                                23           157             1           278
         Occupancy, data processing, communication and other                  2,189         2,219         5,919         6,589
                                                                           --------      --------      --------      --------
                Total expenses                                                7,976         7,488        23,087        21,312
Earnings (loss) from continuing operations before income
         taxes and minority interest                                          2,041          (947)        7,301         3,352
(Provision) benefit for income taxes                                            171           (28)          (83)          (35)
                                                                           --------      --------      --------      --------
Earnings (loss)from continuing operations before minority interest            2,212          (975)        7,218         3,317
Minority interest                                                              (372)         (162)       (1,160)       (1,086)
                                                                           --------      --------      --------      --------
Earnings (loss) from continuing operations                                    1,840        (1,137)        6,058         2,231
Loss from discontinued operations                                              --          (5,700)         (420)       (7,700)
                                                                           --------      --------      --------      --------
Net earnings (loss)                                                           1,840        (6,837)        5,638        (5,469)
Accumulated preferred dividends in arrears                                     --            (642)         (133)       (1,926)
                                                                           --------      --------      --------      --------
Net earnings (loss) to common shareholders                                 $  1,840      $ (7,479)     $  5,505      $ (7,395)
                                                                           ========      ========      ========      ========

Basic earnings (loss) per common share are as follows:
             Earnings (loss) from continuing operations                    $   0.16      $  (0.21)     $   0.53      $   0.04
             Discontinued operations                                           --           (0.68)        (0.04)        (0.92)
             Net earnings (loss) per common share                          $   0.16      $  (0.89)     $   0.49      $  (0.88)
             Wtd. avg. common shares outstanding                             11,204         8,376        11,203         8,376

Diluted earnings (loss) per common share are as follows:
             Earnings (loss) from continuing operations                    $   0.16      $  (0.21)     $   0.53      $   0.04
             Discontinued operations                                           --           (0.68)        (0.04)        (0.92)
             Net earnings (loss) per common share                          $   0.16      $  (0.89)     $   0.49      $  (0.88)
             Wtd. avg. common shares outstanding                             11,371         8,376        11,259         8,376






                      SELECTED UNAUDITED BALANCE SHEET DATA

                                                                  SEPTEMBER 30,   DECEMBER 31,
                                                                      2003           2002
                                                                  -------------   ------------
Cash                                                                 $  3,053     $  4,118
Portfolio acquisition and resolution assets                            75,996       77,744
Consumer assets                                                        14,092        9,127
Deferred tax asset                                                     20,101       20,101
Net assets of discontinued operations                                   6,346        7,764
Total assets                                                          128,415      126,456
Notes payable to affiliates                                            91,796       95,560
Notes payable other                                                     1,424        1,113
Preferred stock subject to mandatory redemption (including
    accrued and unpaid dividends)                                       3,779        3,705
Total common shareholders' equity                                      24,032       18,752

                        FIRSTCITY FINANCIAL CORPORATION
                            SUPPLEMENTAL INFORMATION
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)


                                                                          THREE MONTHS ENDED            NINE MONTHS ENDED
                                                                              SEPTEMBER 30,                SEPTEMBER 30,
                                                                         -----------------------     -----------------------
                                                                           2003          2002           2003          2002
                                                                         ---------     ---------     ---------     ---------
SUMMARY OPERATING STATEMENT DATA FOR EACH BUSINESS
         Portfolio Asset Acquisition and Resolution:
             Revenues                                                    $   7,851     $   6,143     $  24,510     $  25,032
             Expenses                                                        4,823         5,137        15,091        15,404
                                                                         ---------     ---------     ---------     ---------
             Operating contribution before provision for
                loan and impairment losses                                   3,028         1,006         9,419         9,628
             Provision for loan and impairment losses                           23           157             1           278
                                                                         ---------     ---------     ---------     ---------
             Operating contribution, net of direct taxes                 $   3,005     $     849     $   9,418     $   9,350
                                                                         =========     =========     =========     =========
         Consumer Lending:
             Revenues, net of equity in loss of investment               $   2,025     $     353     $   5,602     $    (495)
             Expenses, net of minority interest                                534            73         1,484           (89)
                                                                         ---------     ---------     ---------     ---------
             Operating contribution (loss), net of direct taxes          $   1,491     $     280     $   4,118     $    (406)
                                                                         =========     =========     =========     =========

PORTFOLIO ASSET ACQUISITION AND RESOLUTION:
     OVERVIEW
     AGGREGATE PURCHASE PRICE OF PORTFOLIOS ACQUIRED:
         Acquisition partnerships
             Domestic                                                    $  39,304     $   5,028     $  46,053     $  25,522
             Mexico                                                           --            --           5,400        11,709
             France                                                           --          39,163        20,055        66,665
             Italy                                                            --            --            --          16,943
                                                                         ---------     ---------     ---------     ---------
                Total                                                    $  39,304     $  44,191     $  71,508     $ 120,839
                                                                         =========     =========     =========     =========


HISTORICAL ACQUISITIONS -
ANNUAL:                    PURCHASE          FIRSTCITY'S
                             PRICE           INVESTMENT
                           --------          ----------
2003 year to date          $ 71,508          $ 15,295
2002                        171,769            16,717
2001                        224,927            24,319
2000                        394,927            22,140
1999                        210,799            11,203
1998                        139,691            28,478

                                                                 SEPTEMBER 30,    SEPTEMBER 30,
                                                                     2003             2002
                                                                 -------------    -------------
PORTFOLIO ACQUISITION AND RESOLUTION ASSETS BY REGION:
        Domestic                                                    $40,515          $42,142
        Mexico                                                       15,412           19,093
        France and Italy                                             20,069           14,401
                                                                    -------          -------
           Total                                                    $75,996          $75,636
                                                                    =======          =======
REVENUES BY REGION:
        Domestic                                                    $ 4,109          $ 3,361          $13,903          $15,322
        Mexico                                                        1,869            2,379            7,089            5,746
        France and Italy                                              1,873              401            3,518            3,957
        Other foreign                                                  --                  2             --                  7
                                                                    -------          -------          -------          -------
           Total                                                    $ 7,851          $ 6,143          $24,510          $25,032
                                                                    =======          =======          =======          =======
REVENUES BY SOURCE:
        Equity earnings                                             $ 3,162          $   924          $ 8,609          $ 7,186
        Servicing fees                                                3,574            3,263           11,167            9,655
        Interest income - loans                                         590            1,207            2,748            3,797
        Gain on sale of interest in equity investment                  --               --               --              1,779
        Gain on resolution of Portfolio Assets                          112              225            1,079              925
        Other                                                           413              524              907            1,690
                                                                    -------          -------          -------          -------
           Total                                                    $ 7,851          $ 6,143          $24,510          $25,032
                                                                    =======          =======          =======          =======

                         FIRSTCITY FINANCIAL CORPORATION
                            SUPPLEMENTAL INFORMATION
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)

                                                                   THREE MONTHS ENDED                   NINE MONTHS ENDED
                                                                       SEPTEMBER 30,                        SEPTEMBER 30,
                                                                --------------------------         -------------------------------
                                                                    2003          2002                2003                2002
                                                                -----------    -----------         -----------         -----------
ANALYSIS OF EQUITY INVESTMENTS IN ACQUISITION PARTNERSHIPS:
FIRSTCITY'S AVERAGE INVESTMENT IN ACQUISITION PARTNERSHIPS
         Domestic                                               $    34,186    $    31,579         $    33,483         $    32,753
         Mexico                                                       1,060            964               1,048               1,170
         France                                                      12,343          9,640              11,671               9,018
         France-Servicing subsidiaries                                3,777          2,931               3,641               2,558
                                                                -----------    -----------         -----------         -----------
             Total                                              $    51,366    $    45,114         $    49,843         $    45,499
                                                                ===========    ===========         ===========         ===========

FIRSTCITY SHARE OF EQUITY EARNINGS (LOSS):
         Domestic                                               $     2,480    $     1,310         $     8,091         $     7,812
         Mexico                                                      (1,104)          (812)             (2,774)             (2,726)
         France                                                       1,631            415               2,818               1,409
         France-Servicing subsidiaries                                  155             11                 474                 691
                                                                -----------    -----------         -----------         -----------
             Total                                              $     3,162    $       924         $     8,609         $     7,186
                                                                ===========    ===========         ===========         ===========

SELECTED OTHER DATA:
AVERAGE INVESTMENT IN WHOLLY OWNED PORTFOLIO ASSETS
     AND LOANS RECEIVABLE:
         Domestic                                               $     6,014    $    12,347         $     7,921         $    13,564
         Mexico                                                      15,226         18,274              15,153              19,236
         France                                                       3,486           --                 1,394                --
                                                                -----------    -----------         -----------         -----------
             Total                                              $    24,726    $    30,621         $    24,468         $    32,800
                                                                ===========    ===========         ===========         ===========
INCOME FROM WHOLLY OWNED PORTFOLIO ASSETS AND LOANS RECEIVABLE:
         Domestic                                               $       241    $       485         $     1,616         $     1,769
         Mexico                                                         414            947               2,147               2,953
         France                                                          47           --                    64                --
                                                                -----------    -----------         -----------         -----------
             Total                                              $       702    $     1,432         $     3,827         $     4,722
                                                                ===========    ===========         ===========         ===========

SERVICING FEE REVENUES:
         Domestic partnerships:
             $ Collected                                        $    23,646    $    26,653         $    88,341         $   162,864
             Servicing fee revenue                                    1,121          1,249               3,703               4,399
             Average servicing fee %                                    4.7%           4.7%                4.2%                2.7%
         Mexico partnerships:
             $ Collected                                        $    16,331    $    20,895         $    46,356         $    69,245
             Servicing fee revenue                                    2,348          1,792               7,227               4,778
             Average servicing fee %                                   14.4%           8.6%               15.6%                6.9%
         Incentive service fees                                 $       105    $       222         $       237         $       478
         Total Service Fees:
             $ Collected                                        $    39,977    $    47,548         $   134,697         $   232,109
             Servicing fee revenue                                    3,574          3,263              11,167               9,655
             Average servicing fee %                                    8.9%           6.9%                8.3%                4.2%

SERVICING PORTFOLIO (FACE VALUE)
         Domestic                                               $   384,476    $   382,610
         Mexico                                                   1,123,257      1,307,198
         France and Italy                                           864,153        803,140
                                                                -----------    -----------
             Total                                              $ 2,371,886    $ 2,492,948
                                                                ===========    ===========

NUMBER OF PERSONNEL AT PERIOD END:
             Domestic                                                    58             70
             Mexico                                                     178            102
                                                                -----------    -----------
         Total personnel                                                236            172
                                                                ===========    ===========

                         FIRSTCITY FINANCIAL CORPORATION
                            SUPPLEMENTAL INFORMATION
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)



                                                                THREE MONTHS ENDED                    NINE MONTHS ENDED
                                                                   SEPTEMBER 30,                          SEPTEMBER 30,
                                                          -------------------------------         ---------------------------
                                                             2003                2002               2003              2002
                                                          -----------         -----------         ---------         ---------
CONSUMER LENDING: (1)
     Retail installment contracts acquired                $   128,688         $   100,430         $ 382,513         $ 314,611
     Origination characteristics:
             Face value to wholesale value                      96.02%              98.07%            97.84%            99.69%
             Weighted average coupon                            20.99%              20.93%            20.98%            21.02%
             Purchase discount (% of face value)                17.72%              15.02%            17.43%            15.41%
     Servicing portfolio (face value in $)                    808,753             663,758
     Defaults (% of original balance at time of default)        22.01%              18.73%
     Net loss on defaults after recovery                        11.47%               9.30%
     Delinquencies (% of total serviced portfolio)               5.92%               7.53%
     Equity in earnings (loss) of Drive                   $     2,025         $       353         $   5,602         $    (495)
     Minority interest                                           (404)                (71)           (1,119)               99
                                                          -----------         -----------         ---------         ---------
         Net equity in earnings (loss) of Drive           $     1,621         $       282         $   4,483         $    (396)
                                                          ===========         ===========         =========         =========

(1) Auto lending business conducted by Drive Financial Services LP, of which FirstCity owns 31% and accounts for its investment using the equity method of accounting.